                                                                       EX 10.7.1

                               FIRST AMENDMENT TO

                              AMENDED AND RESTATED

                          FINANCIAL ADVISORY AGREEMENT

                  FIRST AMENDMENT TO AMENDED AND RESTATED FINANCIAL ADVISORY AGREEMENT (this "Amendment") is made and entered into as of April 30, 2002, by and among LIN Television Corporation, a Delaware corporation (together with its successors, the "Company"), LIN Holdings Corp., a Delaware corporation (together with its successors, "Holdings"), LIN TV Corp., a Delaware corporation (f/k/a Ranger Equity Holdings Corporation) (together with its successors, "LIN TV"), Ranger Equity Holdings A Corp., a Delaware corporation (together with its successors, "REHA"), Ranger Equity Holdings B Corp., a Delaware corporation (together with its successors, "REHB" and, together with the Company, Holdings, LIN TV, REHA and REHB, the "Clients"), and Hicks, Muse & Co. Partners, L.P., a Texas limited partnership (together with its successors, "HMCo").

                              W I T N E S S E T H :
                              - - - - - - - - - --

         WHEREAS, the Clients and HMCo entered into Amended and Restated Financial Advisory Agreement dated February 20, 2002 (the "Agreement"); and

         WHEREAS, the Clients and HMCo desire to amend the Agreement.

         NOW, THEREFORE, in consideration of the foregoing promises and the following promises, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

         SECTION 1. Amendment to the Agreement.

         1.1 Section 1 of the Agreement is amended and restated in its entirety, as follows:

         "1. Termination Payment. (a) At the Effective Time and in consideration for the execution of this Agreement to amend and restate the rights and obligations of the parties under the Original Financial Advisory Agreement, including, but not limited to, the termination of all future compensation obligations under the Original Financial Advisory Agreement, LIN TV shall (i) pay to HMCo by wire transfer of immediately available funds $6,160,000, (ii) issue a stock purchase warrant to HMCo, in substantially the form attached hereto as Exhibit A, which grants HMCo a warrant exercisable for the number of shares (rounded to the nearest whole share) of its Class B Common Stock, as is determined by dividing $2,715,000 by the Fair Market Value (as defined below) of a share of LIN TV's Class A Common Stock, and (iii) make a promissory note


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in favor of HMCo, in substantially the form attached hereto as Exhibit B (the
"Note"), in the initial aggregate principal amount of $7,125,000.

(b) Notwithstanding clause 1(a)(iii) above, in the event of the merger of Sunrise Television Corp. ("Sunrise") with and into LIN TV (the "Merger") and the sale (the "North Dakota Sale") of the North Dakota stations of STC Broadcasting, Inc. ("STC"), a subsidiary of Sunrise, to Smith Television of North Dakota, Inc. and/or its affiliates, then:

         (i) if the Merger and the North Dakota Sale occur prior to the consummation of the IPO, LIN TV may deliver the consideration received by STC in excess of $28,875,000, regardless of whether such Excess Consideration consists of a promissory note (the "Dakota Note") or cash (collectively, the "Excess Consideration"), if any, to HMCo in lieu of its obligations to deliver the Note; or

         (ii) if the Merger occurs prior to the North Dakota Sale and the North Dakota Sale occurs subsequent to the consummation of the IPO, LIN TV may transfer the Excess Consideration, if any, to HMCo in full satisfaction of its obligations under the Note (and the aggregate principal balance of the Note shall be deemed to be equal, as of the date the Note was originally issued, to the amount of such Excess Consideration, and if such Excess Consideration is equal to $0, then the Note shall be cancelled and returned to LIN TV).

(c) Notwithstanding clause 1(a)(iii) and clause 1(b) above, in the event of the termination of either the Merger or the North Dakota Sale, then in full satisfaction of its obligations under the Note, LIN TV shall issue a stock purchase warrant to HMCo, in substantially the form attached hereto as Exhibit A, which grants HMCo a warrant exercisable for the number of shares (rounded to the nearest whole share) of its Class B Common Stock, as is determined by dividing $7,125,000 by the Fair Market Value (as defined below) of a share of LIN TV's Class A Common Stock. For purposes hereof, "Fair Market Value" shall mean the public offering price per share of LIN TV's Class A Common Stock in the IPO, less $0.01.

(d) Each of the Clients agrees that if the Merger occurs, none of the Clients will, nor will they permit any of their subsidiaries to, (i) amend or modify, or waive the payment of, all or any part of the aggregate purchase price payable to STC in connection with the Dakota Sale or (ii) extend beyond June 30, 2002 any outside date for the termination of the purchase agreement relating to the Dakota Sale, in each case, without the prior written consent of HMCo.

(e) Notwithstanding anything to the contrary herein, it is acknowledged and agreed that although an aggregate amount of consideration is expressed herein, one-half of the consideration described in this Section 1 to be received by HMCo



                                       2
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is attributable to, in consideration for, and being given in respect of, the termination of the future compensation obligations under the Original Financial Advisory Agreement and one-half is attributable to, in consideration for, and being given in respect of the termination of the Monitoring Agreement."

         SECTION 2. Miscellaneous.

         2.1 Execution. This Amendment may be executed in counterparts and by the different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute but on and the same instrument.

         2.2 Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Texas, excluding any choice-of-law provisions thereof.

         2.3 Full Force and Effect. As amended hereby, the Agreement remains in full force and effect in accordance with its terms and all future references to the Agreement shall mean the Agreement, in each case as amended hereby.



                            [signature page follows]



                                       3
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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.


                                         HICKS, MUSE & CO. PARTNERS, L.P.,

                                         By:   HM PARTNERS INC.,
                                               its general partner

                                         By:   /s/ DAVID W. KNICKEL
                                               --------------------------------
                                         Name:     David W. Knickel
                                               --------------------------------
                                         Title:    Vice President, Treasurer &
                                                   Secretary
                                               --------------------------------

                                         LIN TELEVISION CORPORATION

                                         By:   /s/ WILLIAM A. CUNNINGHAM
                                               --------------------------------
                                         Name:     William A. Cunningham
                                               --------------------------------
                                         Title:    Vice President - Controller
                                               --------------------------------

                                         LIN HOLDINGS CORP.

                                         By:   /s/ WILLIAM A. CUNNINGHAM
                                               --------------------------------
                                         Name:     William A. Cunningham
                                               --------------------------------
                                         Title:    Vice President - Controller
                                               --------------------------------

                                         LIN TV CORP.

                                         By:   /s/ WILLIAM A. CUNNINGHAM
                                               --------------------------------
                                         Name:     William A. Cunningham
                                               --------------------------------
                                         Title:    Vice President - Controller
                                               --------------------------------

                                         RANGER EQUITY HOLDINGS A CORP.

                                         By:   /s/ WILLIAM A. CUNNINGHAM
                                               --------------------------------
                                         Name:     William A. Cunningham
                                               --------------------------------
                                         Title:    Vice President - Controller
                                               --------------------------------

                                         RANGER EQUITY HOLDINGS B CORP.

                                         By:   /s/ WILLIAM A. CUNNINGHAM
                                               --------------------------------
                                         Name:     William A. Cunningham
                                               --------------------------------
                                         Title:    Vice President - Controller
                                               --------------------------------


                                 SIGNATURE PAGE
                                       TO
                               FIRST AMENDMENT TO
               AMENDED AND RESTATED FINANCIAL ADVISORY AGREEMENT